TSR, INC. AND SUBSIDIARIES

                                   EXHIBIT 21

                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 2004



                 NAME                         STATE OF INCORPORATION/FORMATION
                 ----                         --------------------------------

      TSR Consulting Services, Inc.                    New York
      Logixtech Solutions, LLC                         Delaware


















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